Earnings per share	6 Months Ended
Jun. 30, 2011
Earnings Per Share [Abstract]
Earnings per share
Note 7   Earnings per share

The Corporation has a simple capital structure. Basic earnings per share equals net income divided by the weighted average common shares outstanding during each period presented. The weighted average common shares outstanding for the three and six-months ended June 30, 2011 and 2010 was 2,860,953.